Exhibit 99.1

GLOBAL PARTNERS LP

Contacts:

Thomas J. Hollister	Edward Faneuil
Chief Operating Officer and	Executive Vice President,
Chief Financial Officer	General Counsel and Secretary
Global Partners LP	Global Partners LP
(781) 894-8800	(781) 894-8800

Global Partners’ Unitholders Approve
Amendment to Partnership Agreement
Partnership Announces $100 Million Expansion of Credit Facility

Waltham, Mass., December 9, 2009 — Global Partners LP (NYSE: GLP) (the “Partnership”) announced that at a special meeting held today, the Partnership received the required approvals from unitholders for the amendment to its partnership agreement described in its proxy statement dated November 5, 2009.

“We are pleased with the significant support the amendment received from unitholders,” said Eric Slifka, president and chief executive officer of Global Partners.  “The amended Partnership agreement maintains important safeguards for our common unitholders and adopts distributable cash flow as the metric to measure our ability to pay distributions from earnings.”

Partnership Expands Credit Facility

The Partnership and its bank group also have recently signed an amendment that increases the working capital commitments available under Global Partners’ Credit Agreement by $100 million.  With this increase, total bank commitments now equal $850 million.

“The increase in our credit facility reflects a continuation of the strong commitment we have received from our 14-member bank group,” Slifka said.  “We believe this amendment provides us with further financial flexibility and better positions Global to execute its growth strategy.”

About Global Partners

Global Partners LP, a publicly traded master limited partnership based in Waltham, Massachusetts, owns, controls and has access to one of the largest terminal networks of refined petroleum products in the Northeast. The Partnership is one of the largest wholesale distributors of gasoline, distillates (such as home heating oil, diesel and kerosene) and residual oil to wholesalers, retailers and commercial customers in the region. Global Partners LP, a FORTUNE 500® company, trades on the New York Stock Exchange under the ticker symbol “GLP.” For additional information, please visit www.globalp.com.

Forward-looking Statements

This news release contains certain “forward-looking statements” within the meaning of the federal securities laws.  These forward-looking statements are identified as any statements that do not relate strictly to historical or current facts and can generally be identified by the use of forward-looking terminology including “will,” “may,” “believe,” “expect,” “anticipate,” “estimate,” “continue” or other similar words.  Such statements may discuss business prospects, goals, new developments and future expectations or contain projections of results of operations, financial condition and Global Partners LP’s ability to make distributions to unitholders.  These statements are not guarantees of performance.  Although Global Partners LP believes these forward-looking statements are based on reasonable assumptions, statements made regarding future results are subject to a number of assumptions, uncertainties and risks, many of which are beyond the control of Global Partners LP, which may cause actual results to be materially different from the forward-looking statements contained in this news release.  For specific risks and uncertainties that could cause actual results to differ materially from forward-looking statements, please refer to Global Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2008, Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 and subsequent filings the Partnership makes with the Securities and Exchange Commission.  All forward-looking statements included in this news release and all subsequent written or oral forward-looking statements attributable to Global Partners LP or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements speak only as of the date made, and Global Partners LP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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